UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2018

PUMA BIOTECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35703	77-0683487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Boulevard, Suite 2150

Los Angeles, California 90024

(Address of principal executive offices) (Zip Code)

(424) 248-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On Tuesday, November 11, 2018, the District Court of the Central District of California, Southern Division (the “District Court”) entered an order preliminarily approving a proposed settlement of (i) the consolidated state derivative lawsuits titled Xie v. Auerbach, Case No. BC616617, and McKenney v. Auerbach, Case No. BC617059, pending in the Superior Court of California (collectively, the “State Derivative Actions”) and (ii) the federal derivative lawsuits titled van der Gracht de Rommerswael v. Auerbach, Case No. 8:18-cv-00236-AG-JCGx, and Duran v. Auerbach, Case No. 2:18-cv-04820-AG (DFMx) (together with the State Derivative Actions, the “Derivative Actions”). The proposed settlement is subject to final approval by the District Court.

As required by the preliminary approval order, the Stipulation of Settlement, dated September 28, 2018 (the “Stipulation”), and the Notice of Pendency and Proposed Settlement, dated November 5, 2018 (the “Notice”), are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, each of which is incorporated by reference into this Current Report on Form 8-K. The Notice and the Stipulation are also available on Puma Biotechnology, Inc.’s (the “Company”) website at https://investor.pumabiotechnology.com/legal-notices. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Subject to final approval of the settlement by the District Court, and in exchange for a release of all claims by the plaintiffs and a dismissal of the Derivative Actions with prejudice, the Company has agreed to (i) implement certain corporate governance reforms as set forth in Exhibit A to the Stipulation, and (ii) instruct the Company’s insurer to pay the plaintiffs’ attorneys a total of $1,175,000.

Use of Forward-Looking Statements

This Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Form 8-K regarding: (i) the Stipulation, (ii) the impact of such settlement, including related activities, approvals and payments, and (iii) other statements that are not historical facts, constitute forward-looking statements. All forward-looking statements, including the forward-looking statements in this Form 8-K, involve risks and uncertainties that could cause the Company’s actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors, which include, but are not limited to, the risk factors disclosed in the periodic and current reports filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Stipulation of Settlement, dated September 28, 2018

99.2	Notice of Pendency and Proposed Settlement, dated November 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUMA BIOTECHNOLOGY, INC.

Date: November 19, 2018

	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
President and Chief Executive Officer